Q1 2025 Earnings Call Chris Kastner President and CEO Tom Stiehle EVP and CFO May 1, 2025

Q1 2025 EARNINGS Cautionary Statement Regarding Forward-looking Statements Statements in this presentation and in our other filings with the SEC, as well as other statements we may make from time to time, other than statements of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by words such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "guidance," "outlook," "predicts," "potential," "continue," and similar words or phrases or the negative of these words or phrases. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable when made, we cannot guarantee future results, levels of activity, performance, or achievements. There are a number of important factors that could cause our actual results to differ materially from the results anticipated by our forward-looking statements, which include, but are not limited to: our dependence on the U.S. Government for substantially all of our business; significant delays or reductions in appropriations for our programs and/or changes in customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to estimate our future contract costs, including cost increases due to inflation, labor challenges, changes in trade policy, or other factors and our efforts to recover or offset such costs and/or changes in estimated contract costs, and perform our contracts effectively; changes in business practices, procurement processes and government regulations and our ability to comply with such requirements; adverse economic conditions in the United States and globally; our level of indebtedness and ability to service our indebtedness; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; our ability to attract, retain, and train a qualified workforce; subcontractor and supplier performance and the availability and pricing of raw materials and components; our ability to execute our strategic plan, including with respect to share repurchases, dividends, capital expenditures, and strategic acquisitions; investigations, claims, disputes, enforcement actions, litigation (including criminal, civil, and administrative), and/or other legal proceedings, and improper conduct of employees, agents, subcontractors, suppliers, business partners, or joint ventures in which we participate, including the impact on our reputation or ability to do business; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; natural and environmental disasters and political instability; health epidemics, pandemics and similar outbreaks; and other risk factors discussed herein and in our other filings with the SEC. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update or revise any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. 2

Q1 2025 EARNINGS 3 HII INVESTMENT THESIS Largest U.S. military seapower provider with leading all-domain, integrated defense technologies Margin expansion opportunity driven by operational execution and new post-COVID contracts Free cash flow1 growth enabling disciplined capital allocation and increasing total shareholder value Working through majority of challenged pre-COVID contracts, focused on enhancing throughput and reducing cost – Top priority to get these ships delivered to the Navy Expect over $50B of contract awards, establishing balanced risk equation and margins more consistent with industry norms Over the next ~20 months: Mid to Long Term: Top line growth of 4%+; $15B enterprise revenue by 2030 1 Non-GAAP measure. See appendix for definitions and reconciliations.

Q1 2025 EARNINGS Acquired Production Site Near Charleston, SC » Highly skilled workforce and well capitalized infrastructure » Enhances capacity and throughput enabling improved build rates to meet generational customer demand » Charleston shipbuilding ecosystem expanding with U.S. Navy and other partner investments » Quickly ramped carrier and submarine unit work after transaction close Enhancing Shipbuilding Throughput » Targeting 20% overall throughput improvement over 2024 » Multiple workforce improvement initiatives » Ramp up new South Carolina facility » Increase outsourcing to trusted providers » Utilize contract labor to address critical skill gaps Reducing Cost » $250M in annualized cost take out by year-end » Overhead and support labor reduction » Shared service and technology utilization New Contract Awards » Ensuring contract awards that reflect current operating environment » Expect $50B+ in new awards across 2025 & 2026, including submarines, RCOH of CVN 75 and amphibious ship bundle 2025 Operational Initiatives Progressing 4

Q1 2025 EARNINGS HII Q1 2025 Revenue 6.1% 9.8% 3.7% CONSOLIDATED REVENUE ($M) $2,805 $2,734 Q124 Q125 Three Months Ended March 31 ($M) 2024 2025 % Change Ingalls Shipbuilding 655 637 (2.7%) Newport News Shipbuilding 1,434 1,396 (2.6%) Mission Technologies 750 735 (2.0%) Eliminations (34) (34) - Total 2,805 2,734 (2.5%) YoY variance driven by lower aircraft carrier and naval nuclear support volume at NNS, lower amphibious volume at Ingalls and lower C5ISR volume at Mission Technologies 5

Q1 2025 EARNINGS HII Q1 2025 Segment Operating Income1 6.1% 9.8% 3.7% 1 Non-GAAP measure. See appendix for definitions and reconciliations. Three Months Ended March 31 ($M) 2024 2025 % Change Ingalls Shipbuilding 60 46 (23.3%) Newport News Shipbuilding 82 85 3.7% Mission Technologies 28 40 42.9% Total 170 171 0.6% SEGMENT OPERATING INCOME1 ($M) & MARGIN % $170 $171 Q124 Q125 6.1% 6.3% YoY variance driven by Mission Technologies performance in CEW&S and uncrewed systems, as well as Virginia-class contract incentives and Columbia volume at NNS, offset by lower amphibious risk retirement at Ingalls 6

Q1 2025 EARNINGS HII Q1 2025 Capital Deployment 1 Non-GAAP measure. See appendix for definition and reconciliation. 7 ($202) ($395) ($72) ($67) ($274) ($462)($500) ($450) ($400) ($350) ($300) ($250) ($200) ($150) ($100) ($50) $0 Cash from Ops. CAPEX Free Cash Flow CASH FLOW GENERATION ($M) Q125Q124 1 $0 $20 $40 $60 $80 $100 $120 Q124 Q125 Dividends Share Repurchases (at cost) SHAREHOLDER DISTRIBUTIONS ($M) TOTAL $53 TOTAL $113 $162 $53 $62 $51 • Cash balance of $167 million and liquidity of $1.5 billion at quarter end • Net capital expenditures of $67 million were 2.5% of revenues in Q1 2025 • $53 million distributed to shareholders in Q1 2025 • Paid dividends totaling $53 million • Did not repurchase shares in the quarter

Q1 2025 EARNINGS HII Outlook1 HII Mid to Long Term5 Revenue Growth 4%+ • Shipbuilding mid to long term5 revenue2 growth ~4% • Mission Technologies mid to long term5 revenue growth ~5% No Change to 2025 Expectations • Shipbuilding operating margin2 of 5.5% to 6.5% • Includes throughput, cost improvement and contract award assumptions • Free cash flow2,4 of $300M to $500M Q2 2025 Expectations • Shipbuilding revenue2 of ~$2.2B and shipbuilding operating margin2 near the low end of the annual guidance range • Mission Technologies revenues flat sequentially; segment operating margin2 of 3.0% to 3.5% • Free cash flow2,4 of $200M to $300M 8 FY25 Outlook Shipbuilding Revenue2 $8.9B - $9.1B Shipbuilding Operating Margin2 5.5% - 6.5% Mission Technologies Revenue $2.9B - $3.1B Mission Technologies Segment Operating Margin2 4.0% - 4.5% Mission Technologies EBITDA Margin2 8.0% - 8.5% Operating FAS/CAS Adjustment ($43M) Non-current State Income Tax Benefit3 ~$0M Interest Expense ($130M) Non-operating Retirement Benefit $191M Effective Tax Rate ~21% Depreciation & Amortization ~$340M Capital Expenditures ~4% of Sales Free Cash Flow2,4 $300M - $500M FY25 OUTLOOK UNCHANGED 1 The financial outlook, expectations and other forward looking statements provided by the company for 2025 and beyond reflect the company's judgment based on the information available at the time of this presentation. 2 Non-GAAP measures. See appendix for definitions. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward–looking GAAP and non–GAAP measures are not provided because of the unreasonable effort associated with providing such reconciliations due to the variability in the occurrence and the amounts of certain components of GAAP and non-GAAP measures. For the same reasons, we are unable to address the significance of the unavailable information, which could be material to future results. 3 Outlook is based on current tax law. Repeal or deferral of requirement to capitalize R&D expenditures would result in elevated non-current state income tax expense. 4 Outlook is based on current tax law and assumes the requirement to capitalize R&D expenditures for tax purposes is not deferred or repealed. 5 Mid to long term growth represents our expected compounded annual growth rate over five to ten years. 8

Q1 2025 EARNINGS Appendix 9

Q1 2025 EARNINGS Non-GAAP Information We make reference to “free cash flow,” “segment operating income,” “segment operating margin,” “shipbuilding revenue,” “shipbuilding operating margin,” “Mission Technologies EBITDA” and “Mission Technologies EBITDA margin.” We internally manage our operations by reference to segment operating income and segment operating margin, which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income and segment operating margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. They are measures that we use to evaluate our core operating performance. We believe that segment operating income and segment operating margin reflect additional ways of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income and segment operating margin may not be comparable to similarly titled measures of other companies. Shipbuilding revenue, shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin are not measures recognized under GAAP. They are measures that we use to evaluate our core operating performance. We believe that shipbuilding revenue, shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin reflect additional ways of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. When analyzing our operating performance, investors should use shipbuilding revenue, shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of shipbuilding revenue, shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin may not be comparable to similarly titled measures of other companies. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, net earnings as a measure of our performance or net cash provided or used by operating activities as a measure of our liquidity. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward-looking GAAP and non-GAAP measures are not provided because of the unreasonable effort associated with providing such reconciliations due to the variability in the occurrence and the amounts of certain components of GAAP and non-GAAP measures. For the same reasons, we are unable to address the significance of the unavailable information, which could be material to future results. 10

Q1 2025 EARNINGS Non-GAAP Measures Definitions Segment operating income is defined as operating income for the relevant segment(s) before the Operating FAS/CAS Adjustment and non-current state income taxes. Segment operating margin is defined as segment operating income as a percentage of sales and service revenues. Shipbuilding revenue is defined as the combined sales and service revenues from our Newport News Shipbuilding segment and Ingalls Shipbuilding segment. Shipbuilding operating margin is defined as the combined segment operating income of our Newport News Shipbuilding segment and Ingalls Shipbuilding segment as a percentage of shipbuilding revenue. Mission Technologies EBITDA is defined as Mission Technologies segment operating income before interest expense, income taxes, depreciation and amortization. Mission Technologies EBITDA margin is defined as Mission Technologies EBITDA as a percentage of Mission Technologies revenues. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures net of related grant proceeds. Operating FAS/CAS Adjustment is defined as the difference between the service cost component of our pension and other postretirement expense determined in accordance with GAAP (FAS) and our pension and other postretirement expense under U.S. Cost Accounting Standards (CAS). Non-current state income taxes are defined as deferred state income taxes, which reflect the change in deferred state tax assets and liabilities and the tax expense or benefit associated with changes in state uncertain tax positions in the relevant period. These amounts are recorded within operating income. Current period state income tax expense is charged to contract costs and included in cost of sales and service revenues in segment operating income. Certain of the financial measures we present are adjusted for the Operating FAS/CAS Adjustment and non-current state income taxes to reflect the company’s performance based upon the pension costs and state tax expense charged to our contracts under CAS. We use these adjusted measures as internal measures of operating performance and for performance-based compensation decisions. 11

Q1 2025 EARNINGS Non-GAAP Reconciliations Segment Operating Income & Segment Operating Margin 12 ($ in millions) 2025 2024 Ingalls revenues 637 655 Newport News revenues 1,396 1,434 Mission Technologies revenues 735 750 Intersegment eliminations (34) (34) Sales and Service Revenues 2,734 2,805 Operating Income 161 154 Operating FAS/CAS Adjustment 10 17 Non-current state income taxes — (1) Segment Operating Income 171 170 As a percentage of sales and service revenues 6.3% 6.1 % Ingalls segment operating income 46 60 As a percentage of Ingalls revenues 7.2% 9.2 % Newport News segment operating income 85 82 As a percentage of Newport News revenues 6.1% 5.7 % Mission Technologies segment operating income 40 28 As a percentage of Mission Technologies revenues 5.4% 3.7 % March 31 Three Months Ended

Q1 2025 EARNINGS Non-GAAP Reconciliations Shipbuilding Revenues & Margin 13 ($ in millions) 2025 2024 Sales and service revenues 2,734 2,805 Mission Technologies (735) (750) Intersegment eliminations 34 34 Shipbuilding Revenues 2,033 2,089 Operating Income 161 154 Operating FAS/CAS Adjustment 10 17 Non-current state income taxes — (1) Segment Operating Income 171 170 Mission Technologies (40) (28) Shipbuilding operating income 131 142 As a precentage of shipbuilding revenues 6.4% 6.8 % March 31 Three Months Ended

Q1 2025 EARNINGS Non-GAAP Reconciliations Free Cash Flow 14 ($ in millions) 2025 2024 Net cash used in operating activities (395) (202) Less capital expenditures: Capital expenditure additions (67) (75) Grant proceeds for capital expenditures — 3 Free cash flow (462) (274) March 31 Three Months Ended

Q1 2025 EARNINGS Non-GAAP Reconciliations Mission Technologies EBITDA & EBITDA Margin 15 (in millions) 2025 2024 Mission Technologies sales and service revenues 735 750 Mission Technologies segment operating income 40 28 Mission Technologies depreciation expense 3 3 Mission Technologies amortization expense 22 25 Mission Technologies state tax expense 2 2 Mission Technologies EBITDA 67 58 Mission Technologies EBITDA margin 9.1% 7.7 % March 31 Three Months Ended